UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2026 (February 4, 2026)

CANTOR EQUITY PARTNERS VI, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43099	98-1601080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 6, 2026, Cantor Equity Partners VI, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 Class A ordinary shares, par value of $0.0001 per share (“Class A Ordinary Shares” and such shares sold in the IPO, the “Public Shares”), including 1,500,000 Class A Ordinary Shares issued pursuant to the full exercise by the underwriters of their over-allotment option. The Public Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-292621) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 8, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 4, 2026, by and among the Company, Cantor Fitzgerald & Co. (“CF&Co.”), as representative of the several underwriters, and the qualified independent underwriter named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated February 4, 2026, by and between the Company and CF&Co., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 4, 2026, by and among the Company, its officers, its directors and Cantor EP Holdings VI, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 4, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 4, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Expense Advance Agreement, dated February 4, 2026, by and between the Company and the Sponsor (the “Expense Advance Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Shares Purchase Agreement, dated February 4, 2026, by and between the Company and the Sponsor (the “Private Placement Shares Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Promissory Note, dated February 4, 2026, issued to the Sponsor at the closing of the IPO pursuant to the Expense Advance Agreement in connection with working capital loans to be made by the Sponsor to the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 4, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Shares Purchase Agreement, the Company completed the private sale to the Sponsor of 300,000 Class A Ordinary Shares (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $3,000,000. The Private Placement Shares are identical to the Public Shares, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2026, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) with the Assistant Registrar of Companies of the Cayman Islands, effective the same day. The terms of the Memorandum and Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Memorandum and Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $115,000,000, comprised of the net proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (other than excise taxes), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Public Shares properly submitted in connection with a shareholder vote to amend the Memorandum and Articles (a) to modify the substance or timing of the Company’s obligation to allow redemptions as described in the Registration Statement or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of the Public Shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, or by such earlier or later liquidation date as the board of directors or shareholders may approve, respectively, subject to applicable law.

On February 4, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 6, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 4, 2026, by and among the Company, CF&Co., as representative of the several underwriters, and the qualified independent underwriter named therein.
1.2	Business Combination Marketing Agreement, dated February 4, 2026, by and between the Company and CF&Co.
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Letter Agreement, dated February 4, 2026, by and among the Company, its officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated February 4, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 4, 2026, by and between the Company and the Sponsor.
10.4	Expense Advance Agreement, dated February 4, 2026, by and between the Company and the Sponsor.
10.5	Private Placement Shares Purchase Agreement, dated February 4, 2026, by and between the Company and the Sponsor.
10.6	Promissory Note, dated February 4, 2026, issued to the Sponsor pursuant to the Expense Advance Agreement.
10.7	Administrative Services Agreement, dated February 4, 2026, by and between the Company and the Sponsor.
99.1	Press Release, dated February 4, 2026.
99.2	Press Release, dated February 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2026

CANTOR EQUITY PARTNERS VI, INC.

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

[Signature Page to Form 8-K of Cantor Equity Partners VI, Inc. – Initial Public Offering]

3